Exhibit 10.32

COMDIAL CORPORATION

TERM LOAN NOTE

$800,000.00	October 1, 2004
[REDACTED]

FOR VALUE RECEIVED, [REDACTED], a [REDACTED] corporation (the “Borrower”) promises to pay to the order of COMDIAL CORPORATION, maintaining an office at 106 Cattlemen Road, Sarasota, Florida 34232 (“Lender”) or at such other office or at such other place as Lender may designate in writing, the principal sum of Eight Hundred Thousand Dollars ($800,000.00), in lawful money of the United States of America, together with interest from the date hereof at the rates specified below, payable as more fully provided below.

INTEREST RATE — The interest rate charged by Lender to Borrower on this Note is a fixed rate equal to eight percent (8%) per annum.

All interest shall be calculated on the basis of the actual number of days in the current calendar year, divided by 360.

PAYMENT OF PRINCIPAL AND INTEREST — Beginning on November 1, 2004 and continuing on the first day of each successive month thereafter, Borrower shall repay principal and pay interest to Lender as follows: (i) eleven (11) consecutive monthly interest only payments in the amount of Five Thousand Three Hundred and Thirty Three Dollars ($5,333.00) each; and (ii) a final payment in the amount of the entire unpaid principal balance plus interest due on this Note on or before September 30, 2005. The maturity date for this Note is September 30, 2005 (the “Maturity Date”).

PREPAYMENT — Borrower may prepay this Note at any time without premium or penalty.

DEFINITIONS —

The term “Agreement” means the Business Loan and Security Agreement between Lender and Borrower also dated September                 , 2004.

The term “Collateral” includes all real and personal property of any Obligor (as hereinafter defined) now or hereafter pledged, mortgaged, assigned or granted to Lender to secure payment of this Note.

The term “Liabilities” includes: (a) all amounts at any time owing under this Note (including any past, present or future advances or re-advances and all substitutions, extensions, renewals and modifications hereof and all interest, late charges, penalties and fees of any and all types owing or payable hereunder); (b) all costs and expenses incurred by Lender in the collection or enforcement of this Note; and (c) all future advances made by Lender for taxes, levies, insurance, and repairs to or maintenance of the Collateral.

The term “Obligor” means Borrower, each surety or guarantor of this Note, and any other person or entity which has granted or in the future grants to Lender a security interest in, or lien upon, property to secure this Note.

COLLATERAL; INCORPORATION OF SECURITY DOCUMENTS RIGHTS AND REMEDIES — The Collateral shall secure payment to Lender of any and all amounts due under this Note. Borrower hereby grants or confirms the grant to Lender of a security interest in, lien upon, and right to setoff against the Collateral. The holder of this Note shall be entitled to all rights, remedies and benefits of any mortgages and other security documents and instruments executed and delivered to Lender with respect to the Collateral (the “Collateral Documents”), and all Collateral Documents are incorporated in this Note by reference.

EVENTS OF DEFAULT AND UNCURED EVENTS OF DEFAULT — The occurrence of an Event of Default as defined in the Agreement and the occurrence of an Uncured Event of Default as defined in the Agreement shall constitute an “Event of Default” under this Note and an “Uncured Event of Default” under this Note.

ATTORNEYS’ FEES; EXPENSES — Borrower also agrees to pay to Lender, upon demand at any time, all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender in the enforcement of Borrower’s liabilities to Lender under this Note.

ACCELERATION; RIGHTS OF LENDER – (a) Upon the occurrence of any Uncured Event of Default, Lender shall have the option to declare to be immediately due and payable the principal and interest accrued on this Note and any and all other Liabilities. Whether or not it elects to accelerate the Liabilities, Lender may set off accounts and may exercise any rights and remedies against any Obligor or the Collateral as may be available to Lender under this Note, the Agreement, the Collateral Documents, the Uniform Commercial Code or other applicable law. Setoff shall be deemed to have occurred immediately after any default in payment whether or not any book or accounting entry shall have been made. After the occurrence of an Uncured Event of Default or maturity, whether by acceleration or otherwise, interest shall accrue, at the option of Lender at a rate of three percent (3%) per annum above the interest rate then applicable under this Note (the “Note Rate”) until all amounts due under this Note are paid. Interest shall continue to accrue after entry of judgment by confession or otherwise at a rate of three percent (3%) per annum above the Note Rate until all amounts due under this Note and under any judgment are paid. Lender reserves the right to proceed against any Obligor and to apply proceeds of Collateral to amounts due under this Note or to any other Liabilities in such amounts and in such order as Lender may in its sole discretion determine.

(b) Upon the failure by Borrower to effectuate the sale of the [REDACTED] (as defined in the Agreement) in accordance with the provisions of Section 3.1 of the Agreement, Interest shall accrue at a rate of 24% until all amounts due under this Note are paid.

MISCELLANEOUS — (a) Except as provided elsewhere in this Note, in the Agreement or in any of the Collateral Documents, Borrower hereby waives presentment for payment, notice of demand, notice of nonpayment or dishonor, protest, notice of protest, and all other notices in connection with the delivery, acceptance, performance or enforcement of payment of this Note; (b) Notwithstanding any other provision of this Note, at no time shall Borrower be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law, and if, by the terms of this Note, Borrower is at any time obligated to pay interest in excess of such maximum rate, the rate of interest hereunder shall be deemed immediately reduced to such maximum rate of interest; (c) If any provision of this Note is for any reason held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it; (d) The duties of Borrower shall be binding on Borrower and all receivers, trustees, successors and assigns of Borrower, and each general partner of Borrower shall be bound hereby both in such general partner’s individual and partnership capacities; (e) This Note shall in all respects be governed by and construed in accordance with the laws of the [REDACTED] without reference to choice of law principles; and (f) So long as Lender is the holder hereof, Lender’s books and records shall be presumed (except in the case of manifest error) to accurately evidence at all times all amounts due under this Note and the date and amount of all payments made pursuant hereto.

The following paragraph sets forth a warrant of attorney to confess judgment against Borrower. In granting this warrant of attorney to confess judgment against Borrower, Borrower hereby knowingly, intentionally, voluntarily, and, with opportunity for advice of separate counsel, unconditionally waives any and all rights Borrower has or may have to prior notice and an opportunity for hearing under the respective constitutions and laws of the United States and the [REDACTED].

CONFESSION OF JUDGMENT — BORROWER HEREBY AUTHORIZES AND EMPOWERS IRREVOCABLY THE PROTHONOTARY OR ANY CLERK OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR AND TO CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF THE HOLDER OF THIS NOTE AT ANY TIME AFTER DEMAND AND AFTER THE EXPIRATION OF ANY APPLICABLE CURE PERIODS AS PROVIDED FOR IN THE AGREEMENT, AS OFTEN AS NECESSARY UNTIL ALL LIABILITIES HAVE BEEN PAID IN FULL, AS OF ANY TERM, FOR ALL AMOUNTS OWING (WHETHER OR NOT THEN DUE) UNDER THIS NOTE, TOGETHER WITH COSTS OF LEGAL PROCEEDINGS AND A REASONABLE ATTORNEYS’ FEE FOR COLLECTION WITH RELEASE OF ALL ERRORS, WAIVER OF APPEALS, AND WITHOUT STAY OF EXECUTION. BORROWER HEREBY WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OR RULES OF COURT NOW OR HEREAFTER IN EFFECT.

Signatures

Witness the due execution of this Note on the day and year first above written.

[REDACTED] CORPORATION

By:
Name: [REDACTED]
Title: President

Attest:
Name:
Title:

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